Exhibit 99.1

Business Update Nuveen business fundamentals continue to strengthen - strong relative investment performance, improved market and strong Q2 inflows Q2 ending AUM of $128bn; up 11% from Q1 due to strengthening equity markets, continued strong muni markets and strong net inflows (strongest net inflows since credit crisis began) Significant improvement in sales and net flow trends in mutual funds and retail managed accounts Additional cost reduction actions implemented in Q2 with annualized savings of $40-50mm LTM Q2 adjusted EBITDA is projected to be ~ $385mm

Nuveen Business Update: Summary

NUVEEN Investments

Investment Performance

- Strong relative investment performance across nearly all investment teams
  - YTD, 1, 3 & 5 year performance

Product Distribution/ "Pipeline"

- Significant new "shelf space" gains
- 14 mutual funds hit 3-year track record in 2009
  - Total 51 rated mutual funds; 34 4/5 star funds (at least one 4/5 star share class)
- Over 30 new products in incubation (Tradewinds Global All-Cap Plus, Tradewinds Emerging Markets, HydePark Intelligent Risk Portfolios)

Sales/ Net Flows

- Significant pick-up in sales and net flows in Q2 ($0.8bn Q2 net flows)
  - Mutual Funds: strong monthly net flows across fixed income and equity funds
  - Retail Managed Accounts: starting to generate positive flows due to reopenings/new products
  - Institutional: very strong new client pipeline; loss of one Symphony client (approx. $0.5bn)
  - Closed-end Funds: new fund launches completed in Feb/April

ARPs Refinancing

- Continued progress against refinancing ARPs
  - Taxable Funds: over 80% already refinanced
  - Muni Funds: multiple initiatives – TOBs, VRDP, MTP

Cost Savings

- Additional $40-50mm annualized cost reductions across compensation and non-compensation related areas completed in Q2 (approximately 15% of total plan costs)

2

Continued Strong Investment Performance YTD 6/09 1 Year 3 Years 5 Years Large Cap Value +4.1 +2.6 +1.0 +1.2 Special Equity +6.2 -2.3 -3.9 -1.0 International ADR +1.6 +15.1 +6.1 +6.3 Global All-Cap +7.9 +18.7 +10.3 NA SMID Value +18.6 +8.4 +9.5 +11.2 Large Cap Growth +3.9 +1.2 +3.2 +4.2 Conservative Growth -0.2 +3.4 +1.8 +0.0 Dividend Growth -3.3 +5.8 +7.6 +6.4 Small Cap Core +5.0 -1.4 -0.7 +2.6 Mid-Cap -0.2 +2.7 +1.7 NA Intermediate Muni +2.0 -5.3 -2.9 -1.3 Multi-Strat. Taxable Core Plus +1.5 +2.1 +0.5 +0.5 Performance Relative to Benchmark Strong investment performance across nearly all teams through first half of 2009

New Retail "Shelf Space" Opportunities 2008 progress achieved in expanding new Retail product platform has continued into 2009 2008 Full Year 2009 (through June) 2008-2009 (YTD) 95 61 65 30 43 18 108 48 Mutual Funds Retail Managed Accounts * Each "shelf space" slot represents a product (e.g., MF) on a specific retail platform Retail Distribution: "Shelf Space" Gains*

2009 AUM Q2 ending AUM of $128bn, up 11% from Q1 and in line with plan ($Bn) Q1 Q2 Beginning of Quarter AUM $119.2 $115.3 Market • Fixed Income 1.8 3.2 • Equities (3.9) 8.5 Total (2.1) 11.7 Net Flows • Mutual Funds 0.3 1.1 • Closed-End Funds (0.6) 0.1 • Retail Managed Accounts (1.8) - • Institutional 0.3 (0.3) Total (1.8) 0.8 End of Quarter AUM $115.3 $127.8

Nuveen AUM Balanced asset mix by product line, affiliate and asset class Retail Managed Accounts Institutional Closed-End Funds Mutual Funds By Product (1) (1) As of June 30, 2009 27% 26% 33% 14% Taxable Muni Int'l Value Growth Other Traditional Value By Asset Class (1) 49% 8% 18% 13% 8% 4% Tradewinds NWQ Symphony Winslow Nuveen Santa Barbara Other By Affiliate (1) 50% 18% 13% 6% 5% 3% 5%

Auction Rate Preferreds: Refinancing ARPs ($Bn) Taxable Funds Feb 2008 Total Current (6/09) $ 4.3 $ 0.7 Variety of refinancing methods being utilized Tender Option Bonds: $1.7bn used for refinancing VRDP: 4 funds ($0.5bn) successfully refinanced in August, 2008 Muni Term Preferreds: Currently in registration for one National Fund; several other funds under consideration Muni Funds 11.0 8.8 Over 80% already refinanced; additional refinancings being pursued Progress continues in refinancing ARPs